Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS	(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended				Thirty-nine weeks ended
	November 1, 2008		November 3, 2007		November 1, 2008			November 3, 2007
	Amount	% Sales	Amount	% Sales	Amount	% Sales		Amount	% Sales
Merchandise Sales	$378,461	81.5	$430,368	81.4	$1,189,872	81.4		1,323,161	81.7
Service Revenue	85,705	18.5	98,393	18.6	272,380	18.6		297,275	18.3
Total Revenues	464,166	100.0	528,761	100.0	1,462,252	100.0		1,620,436	100.0
Costs of Merchandise Sales	268,235	70.9	343,933	79.9	838,574	70.5		971,358	73.4
Costs of Service Revenue	81,087	94.6	86,902	88.3	250,434	91.9		261,847	88.1
Total Costs of Revenues	349,322	75.3	430,835	81.5	1,089,008	74.5		1,233,205	76.1
Gross Profit from Merchandise Sales	110,226	29.1	86,435	20.1	351,298	29.5		351,803	26.6
Gross Profit from Service Revenue	4,618	5.4	11,491	11.7	21,946	8.1		35,428	11.9
Total Gross Profit	114,844	24.7	97,926	18.5	373,244	25.5		387,231	23.9
Selling, General and Administrative Expenses	119,827	25.8	133,550	25.3	361,445	24.7		392,501	24.2
Net (Loss) Gain from Dispositions of Assets	(53)	—	(515)	(0.1)	9,555	0.7		1,829	0.1
Operating (Loss) Profit	(5,036)	(1.1)	(36,139)	(6.8)	21,354	1.5		(3,441)	(0.2)
Non-operating Income	305	0.1	1,032	0.2	1,797	0.1		4,703	0.3
Interest Expense	7,098	1.5	11,501	2.2	18,977	1.3		36,488	2.3
(Loss) Earnings From Continuing Operations Before Income Taxes	(11,829)	(2.5)	(46,608)	(8.8)	4,174	0.3		(35,226)	(2.2)
Income Tax (Benefit) Expense	(4,775)	40.4 (1)	(20,677)	44.4 (1)	185	4.4	(1)	(16,293)	46.3 (1)
Net (Loss) Earnings From Continuing Operations	(7,054)	(1.5)	(25,931)	(4.9)	3,989	0.3		(18,933)	(1.2)
Discontinued Operations, Net of Tax	(228)	—	(2,059)	(0.4)	(1,151)	(0.1)		(1,703)	(0.1)
Net (Loss) Earnings	(7,282)	(1.6)	(27,990)	(5.3)	2,838	0.2		(20,636)	(1.3)
Retained Earnings, beginning of period	408,351		462,615		406,819			463,797
Cumulative effect adjustment for adoption of EITF 06-10, net of tax	—		—		(1,165)			—
Cumulative effect adjustment for adoption of FIN 48	—		—		—			(155)
Cash Dividends	(3,523)		(3,510)		(10,551)			(10,630)
Effect of Stock Options	—		—		(37)			(1,261)
Dividend Reinvestment Plan	(849)		(27)		(1,207)			(27)
Retained Earnings, end of period	$396,697		$431,088		$396,697			$431,088
Basic and Diluted (Loss) Earnings per Share:
Net (Loss) Earnings From Continuing Operations	$(0.13)		$(0.49)		$0.08			$(0.36)
Discontinued Operations, Net of Tax	(0.01)		(0.05)		(0.03)			(0.04)
(Loss) Earnings per Share	$(0.14)		$(0.54)		$0.05			$(0.40)
Cash Dividends per Share	$0.0675		$0.0675		$0.2025			$0.2025

(1) As a percentage of earnings from continuing operations before income taxes

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS	(dollar amounts in thousands, except share amounts)

	November 1, 2008	February 2, 2008	November 3, 2007

Assets
Current Assets:
Cash and cash equivalents	$38,371	$20,926	$26,200
Accounts receivable, less allowance for uncollectible accounts of $2,109; $1,937; and $1,562	25,838	29,450	28,325
Merchandise inventories	584,700	561,152	589,916
Prepaid expenses	30,133	43,842	27,894
Other	43,774	77,469	65,751
Assets held for disposal	18,222	16,918	—
Total Current Assets	741,038	749,757	738,086
Property and Equipment - net	747,921	780,779	862,760
Deferred income taxes	50,315	20,775	28,669
Other	28,669	32,609	23,472
Total Assets	$1,567,943	$1,583,920	$1,652,987

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$221,863	$245,423	$226,535
Trade payable program liability	38,316	14,254	21,596
Accrued expenses	256,620	292,623	276,429
Deferred income taxes	15,013	—	—
Current maturities of long-term debt and obligations under capital leases	2,060	2,114	3,445
Total Current Liabilities	533,872	554,414	528,005

Long-term debt and obligations under capital leases, less current maturities	330,535	400,016	549,751
Other long-term liabilities	64,487	72,183	78,930
Deferred gain from asset sales	173,184	86,595	—
Commitments and Contingencies
Stockholders’ Equity:
Common Stock, par value $1 per share:
Authorized 500,000,000 shares; Issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	292,585	296,074	294,911
Retained earnings	396,697	406,819	431,088
Accumulated other comprehensive loss	(11,470)	(14,183)	(11,299)
Less cost of shares in treasury - 14,234,313 shares, 14,609,094 shares and 14,633,938 shares	221,240	227,291	227,692
Less cost of shares in benefits trust - 2,195,270 shares	59,264	59,264	59,264
Total Stockholders’ Equity	465,865	470,712	496,301
Total Liabilities and Stockholders’ Equity	$1,567,943	$1,583,920	$1,652,987

Working Capital	207,166	195,343	210,081

Long-term debt and obligations under capital leases,	330,535	400,016	549,751
Total Stockholders’ Equity	465,865	470,712	496,301
Total Capitalization	796,400	870,728	1,046,052
LTD as percent of total capitalization	41.50%	45.94%	52.55%

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS	(dollar amounts in thousands)

Thirty-nine weeks ended	November 1, 2008	November 3, 2007

Cash Flows from Operating Activities:
Net Earnings (Loss)	$2,838	$(20,636)
Adjustments to reconcile net earnings (loss) to net cash (used in) provided by continuing operations:
Discontinued operations	1,151	1,703
Depreciation and amortization	55,109	61,724
Inventory impairment		32,803
Amortization of deferred gain from asset sales	(7,305)	—
Accretion of asset retirement obligation	206	191
Stock compensation expense	2,314	8,529
Gain from debt retirement	(3,460)	—
Deferred income taxes	(3,603)	(11,812)
Gain from dispositions of assets	(9,555)	(1,829)
Change in fair value of derivative	140	3,665
Loss from asset impairment	370	7,199
Excess tax benefits from stock based awards	(3)	(687)
Change in cash surrender value of life insurance policies	98	(5,423)
Changes in Operating Assets and Liabilities:
Decrease in accounts receivable, prepaid expenses and other	39,759	32,004
Increase in merchandise inventories	(23,548)	(15,677)
Decrease in accounts payable	(23,560)	(38,954)
Decrease in accrued expenses	(37,077)	(5,911)
(Decrease) increase in other long-term liabilities	(3,818)	682
Net cash (used in) provided by continuing operations	(9,944)	47,571
Net cash (used in) provided by discontinued operations	(880)	2,752
Net Cash (Used in) Provided by Operating Activities	(10,824)	50,323

Cash Flows from Investing Activities:
Cash paid for master lease properties	(117,121)	—
Cash paid for property and equipment	(22,653)	(33,074)
Proceeds from dispositions of assets	209,085	2,376
Proceeds from surrender of life insurance policies	—	26,714
Net cash provided by (used in) continuing operations	69,311	(3,984)
Net cash provided by (used in) discontinued operations	2,558	(432)
Net Cash Provided by (Used in) Investing Activities	71,869	(4,416)

Cash Flows from Financing Activities:
Borrowings under line of credit agreements	99,888	436,584
Payments under line of credit agreements	(141,413)	(419,267)
Excess tax benefits from stock based awards	3	687
Borrowings on trade payable program liability	154,886	87,578
Payments on trade payable program liability	(130,824)	(79,972)
Payment for finance issuance cost	(182)	—
Proceeds from lease financing	8,661	—
Reduction of long-term debt	(24,550)	(2,432)
Payments on capital lease obligations	(146)	(210)
Dividends paid	(10,550)	(10,630)
Repurchase of common stock	—	(58,152)
Proceeds from exercise of stock options	23	3,632
Proceeds from dividend reinvestment plan	604	591
Net Cash Used in Financing Activities	(43,600)	(41,591)
Net Increase in Cash and Cash Equivalents	17,445	4,316
Cash and Cash Equivalents at Beginning of Period	20,926	21,884
Cash and Cash Equivalents at End of Period	$38,371	$26,200

Supplemental Disclosure of Cash Flow Information:	—	—
Cash paid for income taxes	$1,070	$214
Cash paid for interest	$17,043	$30,100
Accrued purchases of property and equipment	$1,435	$258

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

COMPUTATION OF BASIC AND DILUTED (LOSS) EARNINGS PER SHARE	(in thousands, except per share amounts)

	Thirteen weeks ended		Thirty-nine weeks ended
	November 1, 2008	November 3, 2007	November 1, 2008	November 3, 2007

(a) Net (Loss) Earnings From Continuing Operations	$(7,054)	$(25,931)	$3,989	$(18,933)

Discontinued Operations, Net of Tax	(228)	(2,059)	(1,151)	(1,703)

Net (Loss) Earnings	$(7,282)	$(27,990)	$2,838	$(20,636)

(b) Basic average number of common shares outstanding during period	52,099	51,844	52,106	52,206

Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price	—	—	83	—

(c) Diluted average number of common shares assumed outstanding during period	52,099	51,844	52,189	52,206

Basic (Loss) Earnings per Share:
Net (Loss) Earnings From Continuing Operations (a/b)	$(0.13)	$(0.49)	$0.08	$(0.36)
Discontinued Operations, Net of Tax	(0.01)	(0.05)	(0.03)	(0.04)
Basic (Loss) Earnings per Share	$(0.14)	$(0.54)	$0.05	$(0.40)
Diluted (Loss) Earnings per Share:
Net (Loss) Earnings From Continuing Operations (a/c)	$(0.13)	$(0.49)	$0.08	$(0.36)
Discontinued Operations, Net of Tax	(0.01)	(0.05)	(0.03)	$(0.04)
Diluted (Loss) Earnings per Share	$(0.14)	$(0.54)	$0.05	$(0.40)

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Thirty-nine weeks ended
	November 1, 2008	November 3, 2007	November 1, 2008	November 3, 2007

Capital expenditures (A)	$8,934	$11,728	$139,224	$30,073

Depreciation and amortization	$18,181	$20,727	$55,109	$62,416

Non-operating income:
Net rental revenue	$115	$724	$1,069	$1,849
Investment income	178	322	745	2,899
Other (expense) income	12	(14)	(17)	(45)

Total	$305	$1,032	$1,797	$4,703

Comparable sales percentages:
Merchandise	-10.3%	-4.1%	-8.1%	-4.1%
Service	-11.0%	2.6%	-6.3%	2.6%
Total	-10.4%	-2.9%	-7.8%	-2.9%

Total square feet of retail space (including service centers)			11,514,000	12,142,100

Total Store Count			562	592

Sales and Gross Profit by Line of Business (B):

Retail Sales	$253,492	$294,232	$802,707	$924,043
Service Center Revenue	210,674	234,529	659,545	696,393
Total Revenues	$464,166	$528,761	$1,462,252	$1,620,436

Gross Profit from Retail Sales	$68,360	$43,867	$220,139	$224,396
Gross Profit from Service Center Revenue	46,484	54,059	153,105	162,835
Total Gross Profit	$114,844	$97,926	$373,244	$387,231

Comparable Sales Percentages (B):

Retail Sales	-12.1%	-8.1%	-11.3%	-7.3%
Service Center Revenue	-8.2%	4.5%	-3.2%	3.4%
Total Revenues	-10.4%	-2.9%	-7.8%	-2.9%

Gross Profit Percentage by Line of Business (A):

Gross Profit Percentage from Retail Sales	27.0%	14.9%	27.4%	24.3%
Gross Profit Percentage from Service Center Revenue	22.1%	23.1%	23.2%	23.4%
Total Gross Profit Percentage	24.7%	18.5%	25.5%	23.9%

(A) Capital expenditures includes $117.1 million for the purchase of master lease properties during the second quarter of fiscal 2008.

(B) Retail Sales include DIY and Commercial sales. Service Center Revenue includes revenue from labor and installed parts and tires.